Lincoln MoneyGuard Market Advantage®
Updating Summary Prospectus for Existing Policy Owners
May 1, 2021
The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account M

This updating summary prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
If you wish to receive all future reports in paper, free of charge, please call us at the number listed on the first page of the prospectus, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Policy.

Updated Infomration about your Policy
There have been no material changes to your Policy since the prospectus dated December 18, 2020.
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Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For up to 19 years from the date of the Policy and up to 19 years from each increase in Specified Amount, you could pay a Surrender Charge (withdrawal) of up to $56.59 per $1,000 of the Specified Amount.
	For example, if you surrender your Policy for $100,000 or take an early withdrawal of your Specified Amount by $100,000, you could be assessed a charge of up to $5,659.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Charges (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, mortality and expense risk charges and Policy Loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.
	• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	13.23%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy
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RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender charges apply for 19 years from the Policy Date and 19 years from the date of any increase in your Specified Amount.
• Any charges may reduce the value of your Policy and death benefit.
• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.
• Each Underlying Fund (including any fixed account investment option) has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life.
• You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.	• Principal Risks of Investing in the Policy • Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated.
• While there is no cost to reinstate your Policy we must receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement.
• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy • Lapse and Reinstatement
RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.
• We reserve the right to close, add, substitute or remove any Underlying Funds that the Separate Account or the Sub-Accounts invest in. An Underlying Fund may merge with other funds.	• Transfer Fee • Sub-Account Availability and Substitution of Funds
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	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).
	• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Your registered representative may receive compensation for selling the Policy to investors.
• These registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the registered representative is not compensated (or compensated less).
	• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	• Change of Plan (located in the SAI)
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Appendix A: Funds Available Under the policy
The following is a list of funds currently available under the Policy. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I	0.85%	15.35%	10.60%	11.03%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class	1.23%[2]	25.08%	15.64%	5.09%
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class	0.78%	-1.90%	9.04%	8.67%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Initial Class	0.61%	30.57%	16.19%	13.52%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP American Growth Allocation Fund - Standard Class	0.61%[2]	17.21%	10.76%	8.61%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP American Income Allocation Fund - Standard Class	0.58%[2]	14.17%	8.17%	6.64%
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Standard Class	0.93%[2]	34.41%	19.03%	15.33%
Total return.	LVIP BlackRock Advantage Allocation Fund - Standard Class	0.74%[2]	13.13%	8.36%	7.02%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class	0.78%[2]	19.23%	N/A	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.81%[2]	-2.21%	4.66%	5.21%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class	0.37%	9.87%	4.99%	4.29%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class	0.44%	0.51%	9.64%	9.56%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class	0.45%	19.69%	14.08%	13.28%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.70%[2]	6.78%	4.16%	2.62%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.28%	0.78%	0.40%
To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.	LVIP Loomis Sayles Global Growth Fund - Standard Class	0.77%	34.77%	N/A	N/A
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.79%[2]	14.54%	12.44%	7.77%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.67%	3.66%	10.20%	10.93%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.78%	-4.97%	4.65%	4.18%
To seek a high level of current income consistent with preservation of capital.	LVIP PIMCO Low Duration Bond Fund - Standard Class	0.54%[2]	4.09%	2.58%	N/A
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.34%[2]	7.49%	4.12%	3.50%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	12.18%	7.46%	5.92%
A balance between current income and growth of capital, with a greater emphasis on growth of capital.	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	0.50%[2]	17.20%	N/A	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.	LVIP SSGA Mid-Cap Index Fund - Standard Class	0.34%[2]	13.19%	11.96%	N/A
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.51%	13.83%	9.04%	7.11%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.51%	14.28%	9.73%	7.42%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class	0.23%	18.03%	14.94%	13.60%
To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.	LVIP SSGA Short-Term Bond Index Fund - Standard Class	0.36%[2]	3.65%	N/A	N/A
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	19.20%	12.73%	10.72%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2010 Fund - Standard Class	0.69%[2]	12.29%	7.34%	5.81%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class	0.67%[2]	13.27%	8.28%	6.25%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class	0.70%[2]	15.25%	8.89%	6.60%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class	0.72%[2]	16.62%	9.53%	6.86%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2050 Fund - Standard Class	0.73%[2]	16.89%	10.36%	N/A
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2060 Fund - Standard Class	0.70%[2]	N/A	N/A	N/A
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.73%[2]	31.69%	18.67%	14.99%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.32%[2]	19.82%	14.87%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.35%[2]	10.89%	8.99%	N/A
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.71%[2]	43.03%	22.76%	17.47%
Capital Appreciation.	MFS® VIT II Core Equity Portfolio - Initial Class	0.87%	18.71%	16.15%	13.82%
Capital Appreciation.	MFS® VIT New Discovery Series - Initial Class	0.87%[2]	45.89%	22.98%	14.70%
Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.	Putnam VT George Putnam Balanced Fund - Class IA	0.68%	15.61%	11.79%	10.18%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Service Class Shares	0.61%	8.40%	N/A	N/A
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Service Class Shares	0.59%	10.48%	N/A	N/A
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.

[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this funds annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Current Investment Restrictions for Optional Benefits – Value Protection Rider
You will not be able to allocate Accumulation Value without restriction among all of the Sub-Accounts that are available without losing this Rider. We impose Allocation Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Value Protection Rider and to make payments that would not be required in the absence of this Rider’s provisions.
Certain Underlying Funds that are included in the Allocation Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These Underlying Funds are included under Allocation Requirements in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make payments due to this rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Accumulation Value and, in turn, the value of any benefit that is tied to investment performance. You should consult with your registered representative to determine whether these Allocation Requirements and Underlying Funds align with your investment objectives. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ prospectuses. Fund prospectuses are available by contacting us.
The Subaccounts of your Policy are divided into tiers. You can select the percentages of Accumulation Value to allocate to individual Sub-Accounts within the tier and/or to the Fixed Account, but the total investment must comply with the specified minimum or maximum percentages for that tier. We may change the list of Sub-Accounts, the number of tiers, the minimum or maximum percentages of Accumulation Value allowed in each tier, the investment options that are or are not available to you, or the rebalancing frequency at any time in our sole discretion. Please review the Allocation Requirements below that apply to your Policy while this Rider remains in effect.
We may add, change or eliminate any Underlying Fund that the Separate Account or the Sub-Accounts invests in at our sole discretion. You will be notified at least 30 days prior to the date of any change in the Allocation Requirements. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the payments due to these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Allocation Requirements, you may:
1. submit your own reallocation instructions for the Accumulation Value, before the effective date specified in the notice, so that the Allocation Requirements are satisfied; or
2. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3. terminate the Rider immediately, without waiting for a termination event, if you do not wish to be subject to these Allocation Requirements.
Tier 1
No restrictions or requirements exist on Tier 1 Sub-Accounts or in the Fixed Account if the total investment in Tier 3 is zero. If there any investments in Tier 3, then investments in Tier 1 Sub-Accounts and/or in the Fixed Account must account for at least 20% of the Accumulation Value.	Tier 2 No restrictions or requirements exist on Tier 2 subaccounts.	Tier 3 Any investment in any Tier 3 subaccounts activates the 20% requirement in the Tier 1 subaccounts and/or the Fixed Account.
LVIP Delaware Bond Fund LVIP Global Income Fund LVIP Government Money Market Fund LVIP PIMCO Low Duration Bond Fund LVIP SSGA Bond Index Fund LVIP SSGA Short-Term Bond Index Fund	LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Global Allocation Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
Putnam VT George Putnam Balanced Fund
TOPS® Balanced ETF Portfolio
TOPS® Moderate Growth ETF Portfolio	ClearBridge Variable Mid Cap Portfolio
Delaware VIP Emerging Markets Series
Delaware VIP Small Cap Value Series
Fidelity® VIP Contrafund® Portfolio
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Real Estate Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small Cap Index Fund
LVIP T. Rowe Price Structures Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
MFS® VIT New Discovery Series
MFS® VIT II Core Equity Portfolio

This updating summary prospectus incorporated by reference the prospectus and Statement of Additional Information (SAI) for the policy, both dated May 1, 2021, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
SEC File Nos. 333-248990; 811-08557
EDGAR Contract Identifier C000223341